Exhibit 99.1

TerraForm Power Reports 1Q 2016 Financial Results and Files Form 10-Q

BETHESDA, Md., Dec. 6, 2016 (GLOBENEWSWIRE) -- TerraForm Power, Inc. (Nasdaq: TERP) (“TerraForm Power”), a global owner and operator of clean energy power plants, today reported first quarter 2016 financial results and filed its Form 10-Q for the quarterly period ended March 31, 2016 with the Securities and Exchange Commission. The Form 10-Q is available on the Investors section of TerraForm Power’s website at www.terraformpower.com.

“In addition to TerraForm Power’s 2015 financial results released yesterday, the reporting of our first quarter 2016 results further demonstrates progress toward regaining regulatory compliance. We plan to complete the remaining 2016 filings and regain full compliance by March 2017," said Peter Blackmore, Chairman and Interim CEO of TerraForm Power. “Moving forward, our Board and management team remain committed to operational excellence and will continue to take steps that best position the company for success and maximum value creation.”

1Q 2016 Results: Key Metrics

	1Q 2016	1Q 2015	% change YoY
MW (net) in operation at end of period	2,977	1,675	78%
Capacity Factor	30.9%	20.8%	+1,010 bps
MWh (000s)	2,072	602	244%
Adj. Revenue / MWh	$78	$124	-37%

Revenue, net ($M)	$154	$71	118%
Adj. Revenue ($M)	$162	$75	116%
Net Income / (Loss) ($M)	($34)	($84)	—
Adj. EBITDA ($M)	$120	$52	130%
Adj. EBITDA margin	74.5%	69.8%	+460 bps

Cash flows from operations ($M)	$35	($11)	—

Unrestricted Cash ($M) at end of period	$603	$153	293%

Investor Conference Call

The previously announced investor conference call to be held on December 15, 2016 will also cover the 1Q 2016 results.

About TerraForm Power

TerraForm Power is a renewable energy company that is changing how energy is generated, distributed and owned. TerraForm Power creates value for its investors by owning and operating clean energy power plants. For more information about TerraForm Power, please visit: www.terraformpower.com.

Safe Harbor Disclosure

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “estimate,” “predict,” “project,” “goal,” “guidance,” “outlook,” “objective,” “forecast,” “target,” “potential,” “continue,” “would,” “will,” “should,” “could,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that TerraForm Power expects or anticipates will occur in the future are forward-looking statements. They may include estimates of cash available for distribution (CAFD), earnings, revenues, capital expenditures, liquidity, capital structure, future growth, and other financial performance items (including future dividends per share), descriptions of management’s plans or objectives for future operations, products, or services, or descriptions of assumptions underlying any of the above. Forward-looking statements provide TerraForm Power’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made. Although TerraForm Power believes its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially.

By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, risks related to the SunEdison Bankruptcy, including our transition away from reliance on SunEdison for management, corporate and accounting services, employees, critical systems and information technology infrastructure, and the operation, maintenance and asset management of our renewable energy facilities; risks related to events of default and potential events of default arising under our revolving credit facility, the indentures governing our senior notes, and/or project-level financing; risks related to failure to satisfy the requirements of Nasdaq, which could result in the delisting of our common stock; risks related to our exploration and potential execution of strategic alternatives; pending and future litigation; our ability to integrate the projects we acquire from third parties or otherwise realize the anticipated benefits from such acquisitions; the willingness and ability of counterparties to fulfill their obligations under offtake agreements; price fluctuations, termination provisions and buyout provisions in offtake agreements; our ability to successfully identify, evaluate, and consummate acquisitions; government regulation, including compliance with regulatory and permit requirements and changes in market rules, rates, tariffs, environmental laws and policies affecting renewable energy; operating and financial restrictions under agreements governing indebtedness; the condition of the debt and equity capital markets and our ability to borrow additional funds and access capital markets, as well as our substantial indebtedness and the possibility that we may incur additional indebtedness going forward; our ability to compete against traditional and renewable energy companies; potential conflicts of interests or distraction due to the fact that most of our directors and executive officers are also directors and executive officers of TerraForm Global, Inc.; and hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages. Furthermore, any dividends are subject to available capital, market conditions, and compliance with associated laws and regulations. Many of these factors are beyond TerraForm Power’s control.

TerraForm Power disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data, or methods, future events, or other changes, except as required by law. The foregoing list of factors that might cause results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties which are described in TerraForm Power’s Form 10-K for the fiscal year ended December 31, 2015, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Adjusted Revenue

Adjusted Revenue is a supplemental non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance.

Adjusted EBITDA

Adjusted EBITDA is a supplemental non-GAAP financial measure which eliminates the impact on net income of certain unusual or non-recurring items and other factors that we do not consider representative of our core business or future operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance, including net income. The presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by non-operating, unusual or non-recurring items.

Contacts:

Investors:

Brett Prior
TerraForm Power

investors@terraform.com

Media:

Meaghan Repko / Joseph Sala / Nicholas Leasure
Joele Frank, Wilkinson Brimmer Katcher
media@terraform.com
(212) 355-4449

TERRAFORM POWER, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended March 31,
	2016	2015
Operating revenues, net	153,917	70,515
Operating costs and expenses:
Cost of operations	30,196	16,820
Cost of operations - affiliate	6,846	3,643
General and administrative expenses	17,183	9,939
General and administrative expenses - affiliate	5,437	6,027
Acquisition and related costs	2,743	13,722
Acquisition and related costs - affiliate	—	436
Depreciation, accretion and amortization expense	59,007	31,891
Total operating costs and expenses	121,412	82,478
Operating income	32,505	(11,963)
Other expenses:
Interest expense, net	68,994	36,855
Loss on extinguishment of debt, net	—	20,038
(Gain) loss on foreign currency exchange, net	(4,493)	14,369
Loss on receivables - affiliate	845	—
Other expenses, net	567	480
Total other expenses, net	65,913	71,742
Loss before income tax expense (benefit)	(33,408)	(83,705)
Income tax expense (benefit)	97	(45)
Net loss	(33,505)	(83,660)
Less: Net income (loss) income attributable to redeemable non-controlling interests	2,545	(169)
Less: Net loss attributable to non-controlling interests	(35,569)	(55,375)
Net loss attributable to Class A common stockholders	(481)	(28,116)

Weighted average number of shares:
Class A common stock - Basic and diluted	87,833	49,694
Loss per share:
Class A common stock - Basic and diluted	$(0.01)	$(0.57)

TERRAFORM POWER, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

Assets	March 31, 2016	December 31, 2015
Current assets:
Accounts receivable	111,312	103,811
Prepaid expenses and other current assets	59,221	53,769
Assets held for sale	55,725	—
Total current assets	947,085	936,761
Renewable energy facilities, net	5,208,372	5,834,234
Intangible assets, net	1,237,190	1,246,164
Goodwill	55,874	55,874
Deferred financing costs, net	9,595	10,181
Other assets	104,162	120,343
Restricted cash	20,071	13,852
Non-current assets held for sale	617,204	—
Total assets	$8,199,553	$8,217,409
LIABILITIES, NON-CONTROLLING INTERESTS AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt and financing lease obligations	$1,575,383	$2,037,919
Accounts payable, accrued expenses and other current liabilities	165,257	153,046
Deferred revenue	18,081	15,460
Due to SunEdison, net	28,695	26,598
Liabilities related to assets held for sale	451,262	—
Total current liabilities	2,238,678	2,233,023
Long-term debt and financing lease obligations, less current portion	2,531,470	2,524,730
Deferred revenue less current portion	64,913	70,492
Deferred income taxes	26,692	26,630
Asset retirement obligations	177,199	215,146
Other long-term liabilities	29,921	31,408
Non-current liabilities related to assets held for sale	44,563	—
Total liabilities	5,113,436	5,101,429
Redeemable non-controlling interests	177,744	175,711
Stockholders' equity:
Class A common stock	909	784
Class B common stock	482	604
Additional paid-in capital	1,459,923	1,267,484
Accumulated deficit	(105,074)	(104,593)
Accumulated other comprehensive income (loss)	6,186	22,900
Treasury stock	(2,620)	(2,436)
Total TerraForm Power, Inc. stockholders' equity	1,359,806	1,184,743
Non-controlling interests	1,548,567	1,755,526
Total non-controlling interests and stockholders' equity	2,908,373	2,940,269
Total liabilities, non-controlling interests and stockholders' equity	$8,199,553	$8,217,409

TERRAFORM POWER, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(33,505)	$(83,660)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	1,023	5,144
Depreciation, accretion and amortization expense	59,007	31,891
Amortization of favorable and unfavorable rate revenue contracts, net	10,503	(336)
Amortization of deferred financing costs and debt discounts	8,754	7,709
Recognition of deferred revenue	(2,322)	(73)
Loss on extinguishment of debt, net	—	20,038
Unrealized (gain) loss on derivatives, net	(352)	4,302
Unrealized (gain) loss on foreign currency exchange, net	(3,166)	14,369
Loss on receivables - affiliate	845	—
Deferred taxes	62	—
Other, net	552	551
Changes in assets and liabilities:
Accounts receivable	(14,495)	(20,985)
Prepaid expenses and other current assets	(2,552)	4,420
Accounts payable, accrued expenses and other current liabilities	7,366	417
Deferred revenue	(636)	6,658
Due to SunEdison, net	—	(390)
Restricted cash from operating activities	—	(664)
Other, net	4,190	—
Net cash provided by (used in) operating activities	35,274	(10,609)
Cash flows from investing activities:
Cash paid to third parties for renewable energy facility construction	(31,711)	(182,365)
Other investments	—	(10,000)
Acquisitions of renewable energy facilities from third parties, net of cash acquired	(4,064)	(997,968)
Due to SunEdison, net	—	(15,079)
Change in restricted cash	5,638	(2,050)
Net cash used in investing activities	$(30,137)	$(1,207,462)

TERRAFORM POWER, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(CONTINUED)

	Three Months Ended March 31,
	2016	2015
Cash flows from financing activities:
Proceeds from issuance of Class A common stock	$—	$342,192
Proceeds from Senior Notes due 2023	—	793,712
Repayment of term loan	—	(573,500)
Borrowings of non-recourse long-term debt	—	336,438
Principal payments on non-recourse long-term debt	(29,712)	(15,894)
Due to SunEdison, net	(11,614)	93,516
Contributions from non-controlling interests	15,612	10,497
Distributions to non-controlling interests	(6,172)	(12,884)
Repurchase of non-controlling interest	—	(54,694)
Distributions to SunEdison	—	(16,659)
Net SunEdison investment	29,747	53,020
Payment of dividends	—	(15,125)
Debt prepayment premium	—	(6,429)
Debt financing fees	(4,500)	(30,667)
Net cash (used in) provided by financing activities	(6,639)	903,523
Net decrease in cash and cash equivalents	(1,502)	(314,548)
Reclassification of cash and cash equivalents to assets held for sale	(21,697)	—
Effect of exchange rate changes on cash and cash equivalents	65	(583)
Cash and cash equivalents at beginning of period	626,595	468,554
Cash and cash equivalents at end of period	$603,461	$153,423

Appendix Table A-1: Reg. G: TerraForm Power, Inc.
Reconciliation of Net Income (Loss) to Adjusted EBITDA

Adjusted EBITDA

We believe Adjusted EBITDA is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities. In addition, Adjusted EBITDA is used by our management for internal planning purposes, including for certain aspects of our consolidated operating budget.

We define Adjusted EBITDA as net income (loss) plus depreciation, accretion and amortization, non-cash affiliate general and administrative costs, acquisition related expenses, interest expense, gains (losses) on interest rate swaps, foreign currency gains (losses), income tax (benefit) expense and stock compensation expense, and certain other non-cash charges, unusual, non-operating or non-recurring items and other items that we believe are not representative of our core business or future operating performance. Our definitions and calculations of these items may not necessarily be the same as those used by other companies. Adjusted EBITDA is not a measure of liquidity or profitability and should not be considered as an alternative to net income, operating income, net cash provided by operating activities or any other measure determined in accordance with U.S. GAAP.

The following table presents a reconciliation of net loss to Adjusted EBITDA:

	Three Months Ended March 31,
(In thousands)	2016	2015
Net loss	$ (33,505)	$ (83,660)
Interest expense, net	68,994	36,855
Income tax benefit	97	(45)
Depreciation, accretion and amortization expense (a)	69,510	31,555
General and administrative expenses - affiliate (b)	15,997	6,850
Stock-based compensation expense	1,023	5,144
Acquisition and related costs, including affiliate (c)	2,743	14,158
Unrealized loss on derivatives, net (d)	(352)	4,302
Loss (gain) on extinguishment of debt, net (e)	0	20,038
Facility-level non-controlling interest member transaction fees (f)	0	2,753
Loss (gain) on foreign currency exchange, net (g)	(3,166)	14,369
Other non-cash operating revenues (h)	(2,322)	0
Loss on receivables - affiliate (i)	845
Other non-operating expenses (j)	567	0
Adjusted EBITDA	$ 120,431	$ 52,319

________

a)
Includes an $8.9 million and a $336 reduction within operating revenues, net due to net amortization of favorable and unfavorable rate revenue contracts for the three months ended March 31, 2016 and March 31, 2015, respectively.

b)
In conjunction with the closing of the IPO in July 2014, we entered into the MSA with SunEdison, pursuant to which SunEdison agreed to provide or arrange for other service providers to provide management and administrative services to us. Cash consideration of $0.7 million was paid to SunEdison for these services for the quarter ended March 31, 2015, and the amount of general and administrative expense-affiliate in excess of the fees paid to SunEdison is treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA. In addition, non-operating items and other items incurred directly by TerraForm Power that we do not consider indicative of our core business operations will be treated as an addback in the reconciliation of net income (loss) to Adjusted EBITDA.  The Company’s normal operating general and administrative expenses, not paid by SunEdison, are not added back in the reconciliation of net income (loss) to Adjusted EBITDA. For the quarter ended March 31, 2016, Terraform Power directly paid suppliers for normal operating general and administrative expenses of $2.3 million, and made no payments to SunEdison.

c)	Represents transaction related costs, including affiliate acquisition costs, associated with the acquisitions completed during the three months ended March 31, 2016 and March 31, 2015.

d)	Represents the change in the fair value of commodity contracts not designated as hedges.

e)
We recognized a net loss on extinguishment of debt of $20.0 million for the three months ended March 31, 2015 due primarily to the early termination of the Term Loan and its related interest rate swap, the exchange of the previous revolver to the Revolver and prepayment of premium paid in conjunction with the payoff of First Wind indebtedness at the acquisition date.

f)
Represents professional fees for legal, tax, and accounting services related to entering into certain tax equity financing arrangements and are not deemed representative of our core business operations.

g)
We incurred a net gain of $5.1 million and a net loss of $14.4 million on foreign currency exchange for the three months ended March 31, 2016 and March 31, 2015, respectively, due primarily to unrealized gains/losses on the re-measurement of intercompany loans which are denominated in British pounds.

h)	Primarily represents deferred revenue recognized related to the upfront sale of investment tax credits to non-controlling interest members.

i)	Represents a bad debt reserve recorded during the period related to outstanding receivables from debtors in the SunEdison bankruptcy.

j)	Represents certain other non-cash charges or unusual or non-recurring items that we believe are not representative of our core business or future operating performance.

Appendix Table A-2: Reg. G: TerraForm Power, Inc.
Reconciliation of Operating Revenues to Adjusted Revenue

Adjusted Revenue

We define Adjusted Revenue as operating revenues, net adjusted for non-cash items including unrealized gain/loss on derivatives, amortization of favorable and unfavorable revenue contracts and other non-cash items. We believe Adjusted Revenue is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance. Adjusted Revenue is a non-GAAP measure used by our management for internal planning purposes, including for certain aspects of our consolidating operating budget.

The following table presents a reconciliation of Operating revenues, net to Adjusted Revenue:

	Three Months Ended March 31,
(In thousands)	2016	2015
Adjustments to reconcile Operating revenues, net to adjusted revenue
Operating revenues, net	$ 153,917	$ 70,515
Unrealized gain on derivatives, net (a)	(352)	4,302
Amortization of favorable and unfavorable rate revenue contracts, net (b)	10,503	(336)
Other non-cash (c)	(2,322)	421
Adjusted revenue	$ 161,746	$ 74,902

_______

(a)	Represents the change in the fair value of commodity contracts not designated as hedges.

(b)	Represents net amortization of favorable and unfavorable rate revenue contracts included within operating revenues, net.

(c)	Primarily represents deferred revenue recognized for the three months ended March 31, 2016 related to the upfront sale of investment tax credits to non-controlling interest members.